United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10573

                  Alliance National Municipal Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Alliance National Municipal Income Fund



Closed End

Annual Report--October 31, 2003




Investment Products Offered

   Are Not FDIC Insured
   May Lose Value
   Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


December 15, 2003

Annual Report

This report provides management's discussion of fund performance for Alliance National Municipal Income Fund's (the "Fund") annual reporting period ended October 31, 2003.

Investment Objective and Policies

The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Lehman Brothers Municipal Bond Index, for the six- and 12-month periods ended October 31, 2003. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies and sales and management fees for the various funds may differ.


INVESTMENT RESULTS*
Periods Ended October 31, 2003
                                      Returns
                                      -------
                             6 months          12 months
                             --------          ---------
Alliance
National
Municipal
Income Fund
(NAV)                          2.23%          8.05%

Lehman
Brothers
Municipal
Bond Index                     1.47%          5.11%

Lipper General
Municipal
Debt Funds
(Leveraged)
Average                        2.68%          8.09%


The Fund's Market Price Per Share on October 31, 2003 was $13.71. For additional Financial Highlights, please see pages 24-25.

* The Fund's investment results are for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. The Lipper General Municipal Debt Funds (Leveraged) Average is comprised of leveraged closed-end funds with generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Lipper Average included 64 and 62 funds for the six-month and 12-month periods ended October 31, 2003, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance National Municipal Income Fund.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  1


Investment Results

For the six months ended October 31, 2003, the municipal bond market posted positive returns despite municipal rates rising by 0.21%. Over that period, the Fund outperformed the Lehman Brothers Municipal Bond Index. The Fund's outperformance resulted from strong returns in the Fund's holdings in the special tax sector and of municipal bonds secured by payments from the master settlement agreement (MSA bonds) reached with tobacco manufacturers. These sectors outperformed the overall market. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. Over the six-month period, the Fund underperformed its Lipper peer group as represented by the Lipper Average.

For the 12 months ended October 31, 2003, the municipal market generated positive total returns as interest rates declined for bonds of nearly every maturity. During this time frame, the Fund outperformed its benchmark. The Fund's stronger relative performance was largely due to strong returns for the Fund's insured holdings and for its holdings in the special tax sector. As over the six-month period, the effect of the Fund's leveraged structure benefited its performance for the 12-month period. The Fund also performed in line with its Lipper peer group, as represented by the Lipper Average, over this period.

Market Review

Since April, municipal bond yields have been volatile, in part due to increased volatility of most fixed income markets. This volatility is shown by the large difference in yield from the high to low points of the market. For example, the difference from peak to trough for bonds with maturities of 30 years was 89 basis points, (0.89%). In addition, the rate movement varied significantly by maturity. Yields for short-term bonds declined by 4 basis points, resulting in relative outperformance for short-term bonds since the decline in yield caused their prices to rise. Conversely, long-term bond yields rose by 21 basis points which caused their prices to fall. The relative outperformance of short-term bonds caused the yield difference between long and short bonds, known as the slope of the yield curve, to increase by 25 basis points. Short-term bonds also posted strong performance compared to taxable fixed income. For example, the ratio (the municipal yield divided by Treasury yield) of five-year municipal bond yields to five-year Treasury bond yields declined from 86% to 73%. A declining ratio indicates that municipal bonds are outperforming Treasury bonds. In comparison, the yield ratio for long-term bonds declined only slightly from 96% to 95%.

Several sectors of the municipal market experienced significant changes in relative value over the past six months. In the industrial development sector, municipal bonds backed by airlines recovered strongly as flight activity increased and investors discounted concerns regarding the airlines' financial condition. As mentioned above, MSA bonds also showed improvement in price compared to most other municipal bonds. This resulted, in part, from declining issuance reducing supply pres-


-------------------------------------------------------------------------------
2  o  Alliance National Municipal Income Fund


sure. In addition, a number of court rulings favoring the tobacco industry improved the outlook for the sector.

Among the more traditional issuers in the municipal market, state and local governments have just weathered some of the most difficult financial conditions in over a decade. According to the Center on Budget and Policy Priorities, the combined budget deficit of state governments this year was in excess of $70 billion dollars; as required by state law in most cases, all of these budget gaps were closed. The State of California, alone, accounted for approximately $26 billion of the cumulative deficit. The crises faced by state and local issuers, and the market's reactions, have increased the volatility of general obligation bonds and have in some cases provided opportunities to acquire general obligation bonds at cheaper prices than previously available.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  3


PERFORMANCE UPDATE

ALLIANCE NATIONAL MUNICIPAL INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/28/02*--10/31/03


Alliance National Municipal Income Fund (NAV): $11,691
Lehman Brothers Municipal Bond Index: $11,148

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED REPORT.]

                   AllianceBernstein National       Lehman Brothers Municipal
                   Municipal Income Fund  (NAV)             Bond Index
-------------------------------------------------------------------------------
1/28/02*                     $10,000                           $10,000
10/31/02                     $10,814                           $10,606
10/31/03                     $11,691                           $11,148


This chart illustrates the total value of an assumed $10,000 investment in Alliance National Municipal Income Fund at net asset value (NAV) (from 1/28/02* to 10/31/03) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance National Municipal Income Fund.


* Fund and benchmark data is from the Fund's inception date of 1/28/02.


-------------------------------------------------------------------------------
4  o  Alliance National Municipal Income Fund


PORTFOLIO OF INVESTMENTS
October 31, 2003


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

MUNICIPAL BONDS-160.0%
Long-Term Municipal Bonds-158.8%
Alabama-9.1%
Huntsville Hlth Care Auth
(Huntsville Hosp Sys) Ser 02B
5.75%, 6/01/32(a)                             A2       $ 8,000     $ 8,194,800
Jefferson Cnty Swr Rev
FGIC Ser 99A
5.375%, 2/01/36                              AAA        12,405      14,188,715
Marshall Cnty Hlth Care Auth
(Marshall Cnty Med Ctr) Ser 02A
5.75%, 1/01/32                                A-         2,500       2,522,800
Marshall Cnty Hlth Care Auth
(Marshall Cnty Med Ctr) Ser 02D
5.75%, 1/01/32                                A-         3,000       3,029,490
                                                                    ----------
                                                                    27,935,805
                                                                    ----------

Arkansas-2.5%
Arkansas Dev Fin Auth SFMR
(Mtg Rev) GNMA Ser 02A
5.30%, 7/01/34                               AAA         7,450       7,603,172
                                                                    ----------

California-7.2%
California GO
Ser 02
5.25%, 4/01/30                               BBB         1,000         985,890
California GO
Ser 03
5.00%, 2/01/32                               BBB         3,250       3,098,615
5.00%, 2/01/33                               BBB         1,000         952,730
5.25%, 2/01/24                               BBB         2,500       2,496,700
Coachella Valley Uni Sch Dist
MBIA Ser 03
5.00%, 9/01/31                               AAA         1,000       1,006,100
Hartnell Comm College
MBIA Ser 03A
5.00%, 8/01/27                               AAA         1,155       1,170,026
Los Angeles Regl Arpts
(Laxfuel Corp) AMBAC Ser 01AMT
5.50%, 1/01/32                               AAA         9,500       9,667,770
San Rafael Elem Sch Dist
FSA Ser 03A
5.00%, 8/01/28                               AAA         2,820       2,851,640
                                                                    ----------
                                                                    22,229,471
                                                                    ----------


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  5


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Colorado-2.4%
Avon Hsg Auth MFHR
(Buffalo Ridge II Proj) GNMA
Ser 02A AMT
5.70%, 10/20/43                              AAA       $ 4,950      $5,086,075
Denver City & Cnty MFHR
(Clyburn Stapleton Proj) GNMA
Ser 02 AMT
5.50%, 12/20/43(a)                           Aaa         2,155       2,175,473
                                                                    ----------
                                                                     7,261,548
                                                                    ----------

District of Columbia-2.2%
District of Columbia
Tobacco Settlement Bonds
Ser 01
6.75%, 5/15/40                               BBB         3,420       3,062,473
District of Columbia Special Tax Rev
(Gallery Place Proj) Ser 02
5.40%, 7/01/31                               AAA         3,500       3,624,495
                                                                    ----------
                                                                     6,686,968
                                                                    ----------

Florida-27.1%
Beacon Tradeport Comm Dev Dist
Ser 02B
7.25%, 5/01/33                                NR        10,000      10,409,500
Brevard Cnty HFA SFMR
(Mtg Rev) GNMA Ser 02C AMT
5.40%, 3/01/33(a)                            Aaa         2,250       2,276,257
Collier Cnty CFD
(Fiddler's Creek) Ser 02A
6.875%, 5/01/33                               NR        10,120      10,523,484
Collier Cnty CFD
(Fiddler's Creek) Ser 02B
6.625%, 5/01/33                               NR         5,330       5,448,433
Dade Cnty Arpt Rev
(Miami Int'l Arpt) FGIC
Ser 02 AMT
5.375%, 10/01/32                             AAA         6,040       6,200,906
Florida Educ & Athletic Fac
(FSU Finl Assist) AMBAC
Ser 02
5.00%, 10/01/31                              AAA         5,000       5,042,700
Florida Hsg Fin Corp MFHR
(Westminster Apts) FSA
Ser 02E-1 AMT
5.40%, 4/01/42                               AAA         3,000       3,036,600
Hamal CDD
(Hamal Dist) Ser 01
6.75%, 5/01/31                                NR         2,460       2,531,906



-------------------------------------------------------------------------------
6  o  Alliance National Municipal Income Fund


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Jacksonville Wtr & Swr Sys Rev
(Jacksonville Elec) MBIA
Ser 02A
5.50%, 10/01/41                              AAA       $20,000     $20,434,000
Lee Cnty Arpt Rev
(Southwest FL Intl) FSA
Ser 00A AMT
5.75%, 10/01/22                              AAA         5,000       5,453,750
5.75%, 10/01/25                              AAA         4,500       4,838,625
Lee Cnty CDD
(Miromar Lakes)
Ser 00A
7.25%, 5/01/12                                NR         1,775       1,863,146
Lee Cnty IDA Hlth Fac
(Shell Point Village)
Ser 99A
5.50%, 11/15/29                             BBB-         2,500       2,320,850
Orange Cnty Hlth Facs Hosp Rev
(Orlando Regional) Ser 02
5.75%, 12/01/32                               A-         1,400       1,420,678
Pinellas Cnty HFA SFMR
(Mtg Rev) GNMA/FNMA
Ser 02A AMT
5.40%, 3/01/32(a)                            Aaa         1,390       1,408,473
                                                                    ----------
                                                                    83,209,308
                                                                    ----------

Georgia-2.5%
Cartersville Dev Auth
(Anheuser Busch Proj)
Ser 02 AMT
5.95%, 2/01/32                                A+         2,510       2,622,649
Georgia HFA SFMR
(Mtg Rev) Ser 02A-2 AMT
5.60%, 12/01/32                              AAA         4,975       5,075,047
                                                                    ----------
                                                                     7,697,696
                                                                    ----------

Hawaii-0.8%
Hawaii St Elec Rev
XLCA Ser 03B AMT
5.00%, 12/01/22                              AAA         2,500       2,503,600
                                                                    ----------

Illinois-18.2%
Bolingbrook GO
FGIC Ser 02A
5.375%, 1/01/38                              AAA         5,000       5,161,150
Chicago Arpt Rev
(O'Hare Int'l Arpt) MBIA
Ser 02A AMT
5.375%, 1/01/32                              AAA        15,000      15,261,300


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  7


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Chicago Arpt Rev
(O'Hare Int'l Arpt) XLCA
Ser 03B-1
5.25%, 1/01/34                               AAA       $ 1,760      $1,791,786
Chicago GO
FGIC Ser 00
5.50%, 1/01/40                               AAA        14,585      15,174,817
Chicago Parking Rev
(Lakefront Millennium) MBIA
Ser 98
5.125%, 1/01/28                              AAA         9,000       9,044,910
Chicago Sales Tax Rev
FGIC Ser 98
5.25%, 1/01/28                               AAA         5,710       5,841,501
Met Pier & Expo Auth
(McCormick Place) Ser 02A
5.25%, 6/15/42                               AAA         3,750       3,852,338
                                                                    ----------
                                                                    56,127,802
                                                                    ----------

Indiana-4.8%
Indiana HFA SFMR
(Mtg Rev) GNMA/FNMA AMT
5.55%, 7/01/32(a)                            Aaa         4,310       4,417,534
Indianapolis Pub Improv Bond
MBIA Ser 02A
5.25%, 7/01/33                               AAA        10,000      10,229,700
                                                                    ----------
                                                                    14,647,234
                                                                    ----------

Iowa-2.2%
Iowa
Tobacco Settlement Bonds
Ser 01B
5.30%, 6/01/25                               BBB         5,900       4,681,237
Iowa Fin Auth SFMR
(Mtg Rev) GNMA/FNMA
Ser 02A AMT
5.40%, 7/01/32                               AAA         2,055       2,079,249
                                                                    ----------
                                                                     6,760,486
                                                                    ----------

Louisiana-1.9%
Calcasieu Parish SFMR
(Mtg Rev) GNMA/FNMA
Ser 02A
6.05%, 4/01/33(a)                            Aaa           410         427,995
Louisiana
Tobacco Settlement Bonds Ser 01B
5.50%, 5/15/30                               BBB         3,000       2,451,450
Louisiana HFA SFMR
(Mtg Rev) GNMA Ser 02C AMT
5.60%, 6/01/33(a)                            Aaa         3,005       3,070,479
                                                                    ----------
                                                                     5,949,924
                                                                    ----------


-------------------------------------------------------------------------------
8  o  Alliance National Municipal Income Fund


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Massachusetts-3.1%
Massachusetts GO
Ser 02C
5.25%, 11/01/30                              AA-       $ 5,000      $5,155,300
Massachusetts Hlth & Ed Fac
Hosp Rev
(Berkshire Hlth Sys)
Asset Gty
Ser 01E
5.70%, 10/01/25                               AA         2,000       2,121,420
Massachusetts Hlth & Ed Fac
Hosp Rev
(Cape Cod Healthcare)
Asset Gty
Ser 01C
5.25%, 11/15/31                               AA         2,100       2,117,892
                                                                    ----------
                                                                     9,394,612
                                                                    ----------

Michigan-3.6%
Detroit Loc Dev Fin Auth
Daimler/Chrysler Plant)
Ser 98A
5.50%, 5/01/21                               BB-         1,705       1,331,383
Michigan Strategic
(Detroit Edison Co Proj) XLCA
Ser 02 AMT
5.45%, 12/15/32                              AAA         5,000       5,159,050
Saginaw Hosp Fin Auth Hosp Rev
(Covenant Med Ctr) Ser 00F
6.50%, 7/01/30                                 A         4,410       4,693,431
                                                                    ----------
                                                                    11,183,864
                                                                    ----------

Minnesota-0.4%
Dakota Comm Dev Agy MFHR
(Buffalo Ridge Apts) GNMA
Ser 02
5.40%, 7/20/28(a)                            Aaa         1,265       1,297,182
                                                                    ----------

Missouri-1.2%
Missouri SFMR
(Mtg Rev) GNMA/FNMA
Ser 02A-1 AMT
5.58%, 9/01/32                               AAA         3,600       3,696,048
                                                                    ----------

Nevada-14.8%
Clark Cnty Arpt Rev
FGIC Ser 01B
5.25%, 7/01/34                               AAA        11,920      12,114,415
Nevada Dept Bus & Ind
(Las Vegas Monorail Proj) AMBAC
Ser 00
5.625%, 1/01/32                              AAA        11,720      12,438,436


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  9


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Reno Special Tax
(Retrac Transp Proj) AMBAC
Ser 02
5.25%, 6/01/41                               AAA       $ 1,000      $1,026,330
Reno Special Tax
FGIC Ser 02
5.375%, 6/01/32                              AAA         7,500       7,794,525
Truckee Meadows Wtr Auth
FSA Ser 01A
5.25%, 7/01/34                               AAA        12,000      12,295,440
                                                                    ----------
                                                                    45,669,146
                                                                    ----------

New Hampshire-1.5%
New Hampshire Hlth & Ed Fac
Hosp Rev
(Covenant Med Ctr) Ser 02
6.125%, 7/01/31                               A-         4,500       4,621,050
                                                                    ----------

North Dakota-1.0%
North Dakota HFA SFMR
(Mtg Rev) Ser 02A AMT
5.65%, 1/01/34(a)                            Aa2         2,930       3,004,774
                                                                    ----------

Ohio-4.8%
Cleveland-Cuyahoga Cnty
Port Auth Rev Ser 01
7.35%, 12/01/31                               NR         5,000       5,161,050
Ohio HFA SFMR
(Mtg Rev) GNMA Ser 00D AMT
6.05%, 3/01/31(a)                            Aaa         9,275       9,706,195
                                                                    ----------
                                                                    14,867,245
                                                                    ----------

Pennsylvania-4.2%
Pennsylvania Econ Dev Parking Fac
(30th St Station Garage Proj) ACA
Ser 02A AMT
5.875%, 6/01/33                                A         2,050       2,076,465
Pennsylvania Trpk Transp Rev
AMBAC Ser 01
5.00%, 7/15/41                               AAA         5,000       5,014,900
Philadelphia Hosp Rev
(Temple Univ Hosp) Ser 93A
6.625%, 11/15/23                             BBB         3,000       3,018,780
Washington Cnty
AMBAC Ser 99
6.15%, 12/01/29                              AAA         2,300       2,690,379
                                                                    ----------
                                                                    12,800,524
                                                                    ----------

Rhode Island-1.4%
Rhode Island
Tobacco Settlement Bonds
Ser 02A
6.125%, 6/01/32                              BBB         5,040       4,280,170
                                                                    ----------


-------------------------------------------------------------------------------
10  o  Alliance National Municipal Income Fund


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

South Carolina-0.3%
South Carolina
Tobacco Settlement Bonds
Ser 01B
6.375%, 5/15/30                              BBB       $ 1,000        $866,130
                                                                    ----------

South Dakota-0.1%
South Dakota
Tobacco Settlement Bonds
Ser 02B
6.50%, 6/01/32                               BBB           500         441,430
                                                                    ----------

Texas-19.3%
Bexar Cnty Hsg Fin Corp MFHR
(Doral Club & Sutton House Apts)
MBIA Ser 01A
5.55%, 10/01/36(a)                           Aaa        15,000      14,873,550
Dallas-Fort Worth Arpt Rev
(Int'l Arpt) FGIC Ser 01 AMT
5.50%, 11/01/35                              AAA        10,000      10,306,000
Gulf Coast Waste Disp Auth
(Anheuser-Busch Proj) Ser 02 AMT
5.90%, 4/01/36                                A+         9,000       9,380,520
Harris Cnty
Toll Road FSA Ser 02
5.125%, 8/15/32                              AAA         2,500       2,528,875
Houston
(Northeast Wtr Purification Proj)
FGIC Ser 02
5.125%, 3/01/32                              AAA         7,000       7,077,490
San Antonio Arpt Sys Rev
FGIC Ser 02A AMT
5.25%, 7/01/27                               AAA         5,250       5,333,580
Texas GO
Ser 02A AMT
5.50%, 8/01/41                                AA         9,470       9,718,209
                                                                    ----------
                                                                    59,218,224
                                                                    ----------

Utah-0.8%
Davis Cnty Sales Tax Rev
AMBAC Ser 03B
5.25%, 10/01/23                              AAA         1,000       1,043,970
Utah Hsg Corp MFHR
(Bluffs Apts Proj) GNMA
Ser 02A AMT
5.60%, 7/20/30(a)                            Aaa         1,480       1,532,940
                                                                    ----------
                                                                     2,576,910
                                                                    ----------

Virginia-2.8%
Fauquier Cnty IDA Hosp Rev
(Fauquier Hospital)
Asset Gty Ser 02
5.25%, 10/01/31                               AA         8,500       8,655,040
                                                                    ----------


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  11


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Washington-10.4%
King Cnty Swr Rev
FSA Ser 02A
5.25%, 1/01/32                               AAA       $ 3,000      $3,067,680
Twenty-Fifth Ave Pptys
(University of WA) MBIA Ser 02
5.25%, 6/01/33                               AAA         9,750       9,979,320
Washington
Tobacco Settlement Bonds
Ser 02
6.625%, 6/01/32                              BBB         5,000       4,460,750
Washington HFA SFMR
(Mtg Rev) GNMA/FNMA
Ser 02A AMT
5.83%, 6/01/29(a)                            Aaa         9,090       9,387,607
Western Washington University
MBIA Ser 02
5.00%, 5/01/33                               AAA         5,110       5,124,001
                                                                    ----------
                                                                    32,019,358
                                                                    ----------

Wisconsin-8.2%
Wisconsin Hlth & Ed Fac
Auth Hosp Rev
(Ministry Hlth Care) MBIA
Ser 02A
5.25%, 2/15/32                               AAA        13,615      13,854,079
Wisconsin Hsg & Economic Dev
Auth SFMR
(Mtg Rev) Ser 02A AMT
5.50%, 9/01/32                                AA         6,225       6,307,357
Wisconsin Hsg Auth SFMR
(Mtg Rev) MBIA Ser 02A AMT
5.60%, 5/01/33                               AAA         5,000       5,201,900
                                                                    ----------
                                                                    25,363,336
                                                                    ----------

Total Long-Term Municipal Bonds
(cost $471,382,459)                                                488,568,057
                                                                   -----------

Short-Term Municipal Notes(b)-1.2%
California-0.3%
California Dept of Wtr Res
Ser 02B-2
1.20%, 5/01/22                               A-1+          500         500,000
Los Angeles Dept of Wtr & Pwr
Electric Plant Bonds Ser 01B-3
1.14%, 7/01/34                               A-1+          500         500,000
                                                                    ----------
                                                                     1,000,000
                                                                    ----------

Illinois-0.2%
Illinois Hlth Fac Auth Rev
(Resurrection Hlth) FSA Ser 99A
1.15%, 5/15/29                               A-1           500         500,000
                                                                    ----------


-------------------------------------------------------------------------------
12  o  Alliance National Municipal Income Fund


                                        Standard     Principal
                                        & Poor's        Amount
                                         Rating+          (000)          Value
------------------------------------------------------------------------------

Louisiana-0.1%
East Baton Rouge PCR
(Exxon Proj) Ser 89
1.15%, 11/01/19                              A-1+      $   400        $400,000
                                                                    ----------

New Jersey-0.2%
Port Auth of NY & NJ
(Versatile Structure) Ser 95-3
1.15%, 6/01/20                               A-1+          500         500,000
                                                                    ----------

New York-0.2%
New York City TFA
(NYC Recovery) Ser 02-3E
1.12%, 11/01/22                              A-1+          500         500,000
                                                                    ----------

Oklahoma-0.2%
Tulsa Cnty Indl Auth
(Montercau Proj) Ser 02A
1.15%, 7/01/32                               A-1+          500         500,000
                                                                    ----------

Texas-0.0%
Harris Cnty Indl Dev Corp
(Exxon Proj) Ser 97 AMT
1.15%, 4/01/32                               A-1+          200         200,000
                                                                    ----------

Total Short-Term Municipal Notes
(cost $3,600,000)                                                    3,600,000
                                                                    ----------

Total Investments-160.0%
  (cost $474,982,459)                                              492,168,057

Other assets less liabilities-3.4%                                  10,392,359

Preferred Stock, at redemption
value-(63.4%)                                                     (195,000,000)
                                                                  ------------
Net Assets Applicable to Common
Shareholders-100%(c)                                              $307,560,416
                                                                  ============


See footnote summary on page 14.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  13


+    Unaudited.

(a)  Moody's or Fitch Rating, unaudited.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary of Terms:

ACA     American Capital Access Financial Guaranty Corporation
AMBAC   American Municipal Bond Assurance Corporation
AMT     Alternative Minimum Tax- (subject to)
CDD     Community Development District
CFD     Communities Facilities District
FGIC    Financial Guaranty Insurance Company
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance, Inc.
GNMA    Government National Mortgage Association
GO      General Obligation
HFA     Housing Finance Authority
IDA     Industrial Development Authority
MBIA    Municipal Bond Investors Assurance
MFHR    Multi-Family Housing Revenue
NR Rating not applied for (comparable in quality to those the fund is permitted to invest in)
PCR     Pollution Control Revenue
SFMR    Single Family Mortgage Revenue
TFA     Transitional Fianace Authority
XLCA    XL Capital Assurance

See notes to financial statements.




-------------------------------------------------------------------------------
14  o  Alliance National Municipal Income Fund


STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Statement of Assets & Liabilities

Assets
Investments in securities, at value (cost $474,982,459)        $492,168,057
Interest receivable                                               8,385,420
Receivable for investment securities sold                         2,205,135
Prepaid expenses                                                    226,622
                                                               ------------
Total assets                                                    502,985,234
                                                               ------------
Liabilities
Due to custodian                                                     20,527
Advisory fee payable                                                169,830
Dividends payable--preferred shares                                 133,869
Accrued expenses and other liabilities                              100,592
                                                               ------------
Total liabilities                                                   424,818
                                                               ------------
Preferred Stock, at redemption value
  $.001 par value per share; 7,800 shares
  Auction Preferred Stock authorized, issued and
  outstanding at $25,000 per share liquidation
  preference                                                    195,000,000
                                                               ------------
Net Assets Applicable to Common Shareholders                   $307,560,416
                                                               ------------
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
  1,999,992,200 shares authorized,
  20,471,667 shares issued and outstanding                    $      20,472
Additional paid-in capital                                      290,278,214
Undistributed net investment income                               3,905,575
Accumulated net realized loss on investment transactions         (3,829,443)
Net unrealized appreciation of investments                       17,185,598
                                                               ------------
Net Assets Applicable to Common Shareholders                   $307,560,416
                                                               ============
Net Asset Value Applicable to Common Shareholders
  (based on 20,471,667 common shares outstanding)                    $15.02
                                                                     ======


See notes to financial statements.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  15


STATEMENT OF OPERATIONS
Year Ended October 31, 2003

Investment Income
Interest                                                           $27,192,748
Expenses
Advisory fee                                       $3,268,527
Auction Preferred Stock-auction
  agent's fees                                        483,559
Custodian                                             145,532
Audit and legal                                       131,223
Registration fees                                      36,095
Directors' fees and expenses                           33,000
Printing                                               23,463
Transfer agency                                        13,031
Miscellaneous                                          44,897
                                                    ----------
Total expenses                                       4,179,327
Less: expenses waived by the Adviser
  (see Note B)                                      (1,257,126)
                                                    ----------
Net expenses                                                         2,922,201
                                                                    ----------
Net investment income                                               24,270,547
                                                                    ----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
  transactions                                                      (2,630,045)
Net change in unrealized
  appreciation/depreciation
  of investments                                                     3,420,258
                                                                    ----------
Net gain on investment transactions                                    790,213
                                                                     ---------
Dividends to Auction Preferred
Shareholders from
Net investment income                                               (2,745,557)
                                                                     ---------
Net Increase in Net Assets Applicable
to Common Shareholders Resulting
from Operations                                                    $22,315,203
                                                                    ==========


See notes to financial statements.


-------------------------------------------------------------------------------
16  o  Alliance National Municipal Income Fund


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

Statement of Changes in Net Assets

                                                                January 28,
                                                Year Ended        2002(a) to
                                                October 31,      October 31,
                                                   2003            2002
                                                ----------      ------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                           $24,270,547     $14,989,072
Net realized loss on investment
  transactions                                   (2,630,045)     (1,199,398)
Net change in unrealized
  appreciation/depreciation
  of investments                                  3,420,258      13,765,340
Dividends to Auction Preferred
Shareholders from
Net investment income                            (2,745,557)     (1,686,064)
                                                -----------     -----------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                22,315,203      25,868,950
Dividends to Common Shareholders
from
Net investment income                           (17,902,449)    (13,019,974)
Common Stock Transactions
Net proceeds from issuance of
  Common Stock                                           -0-    292,542,475(b)
Preferred offering costs and sales load            (110,084)     (2,233,710)(b)
                                                -----------     -----------
Total increase                                    4,302,670     303,157,741
Net Assets Applicable to Common
Shareholders
Beginning of period                             303,257,746         100,005
                                                -----------     -----------
End of period (including undistributed net
  investment income of $3,905,575 and
  $283,034, respectively)                      $307,560,416    $303,257,746
                                                -----------     -----------


(a)  Commencement of operations.
(b) Amounts have been reclassified to conform to the current year's presentation.
     See notes to financial statements.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  17


NOTES TO FINANCIAL STATEMENTS
October 31, 2003

NOTE A

Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on January 28, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 6,667 shares in the amount of $100,005 on January 23, 2002. The preparation of financial statements in accordance with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amonts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or

-------------------------------------------------------------------------------
18  o  Alliance National Municipal Income Fund


less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

Offering costs of $614,150 ($0.03 per common share) were charged to paid-in capital of the Fund at the completion of the initial offering of common shares on January 28, 2002. The Adviser agreed to pay the amount by which the aggregate of all the Fund's organization expenses and all offering costs (other than sales load) exceeded $0.03 per common share.

Additionally, offering costs and sales load of $283,710 and $1,950,000, respectively, and offering costs of $110,084 were charged to paid-in capital of the Fund in connection with the offering of preferred shares during the period ended October 31, 2002 and the year ended October 31, 2003, respectively.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. For the fiscal year ended October 31, 2003 there were no permanent differences.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  19


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. For the year ended October 31, 2003, the amount of such fees waived was $1,257,126.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2003, there was no reimbursement paid to AGIS.


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:
                                                Purchases               Sales
                                                ---------               -----

Investment securities (excluding
U.S. government securities)                $   55,048,880        $   56,166,131
U.S. government securities                             -0-                   -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  474,982,459
Gross unrealized appreciation                                    $   18,359,677
Gross unrealized depreciation                                        (1,174,079)
Net unrealized appreciation                                      $   17,185,598


NOTE D

Common Stock

The Fund has 1,999,992,200 shares of $.001 par value common stock authorized. There are 20,471,667 shares of common stock outstanding at October 31, 2003, of which the Adviser owns 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 18,900,000 shares during the period ended October 31, 2002. Also, the Fund issued an additional 1,565,000 shares in connection with the exercise by the underwriters of the over-allotment option during the period ended October 31, 2002.


-------------------------------------------------------------------------------
20  o  Alliance National Municipal Income Fund


NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series T and W. The dividend rate on the Series M is 1.35% effective through December 15, 2003. The dividend rate on the Series T is 0.84% effective through November 4, 2003. The dividend rate on the Series W is 0.92% effective through November 5, 2003. The dividend rate on the Series TH is 1.70% effective through August 4, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  21


NOTE F

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows:

                                          2003                 2002
                                         -----                -----
Distributions paid from:
Ordinary income                      $    56,946         $    26,652
Tax exempt income                     17,845,503          11,365,824
                                     -----------         -----------
Total distributions paid             $17,902,449         $11,392,476(a)


As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                          $ 4,039,444
Accumulated capital and other losses                      (3,829,443)(b)
Unrealized appreciation/(depreciation)                    17,185,598
Total accumulated earnings/(deficit)                     $17,395,599


(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $ 3,829,443, of which $1,199,398 expires in the year 2010 and $2,630,045 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

NOTE H

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these


-------------------------------------------------------------------------------
22  o  Alliance National Municipal Income Fund


practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, more than thirty private lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

NOTE I

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  23


(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


-------------------------------------------------------------------------------
24  o  Alliance National Municipal Income Fund


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                January 28,
                                                Year Ended       2002(a) to
                                               October 31,      October 31,
                                                  2003              2002
                                               -----------     -------------

Net asset value, beginning of period           $  14.81           $  14.33
Income From Investment Operations
Net investment income(b)(c)                        1.19                .74
Net realized and unrealized
  gain on investments                               .03                .60
Dividends to preferred shareholders from
  Net investment income (common stock
  equivalent basis)                                (.13)              (.08)
Net increase in net asset value
  from operations                                  1.09               1.26
Less: Dividends to common shareholders from
  Net investment income                            (.87)              (.64)
Common stock offering costs                          -0-              (.03)
Preferred stock offering costs and sales load      (.01)              (.11)
  Net asset value, end of period               $  15.02            $ 14.81
  Market value, end of period                  $  13.71            $ 13.48
Discount                                          (8.72)%            (8.98)%
Total Return
Total investment return based on:(d)
  Market value                                     8.36%             (5.92)%
  Net asset value                                  8.05%              8.14%
Ratios/Supplemental Data:
Net assets applicable to common shareholders,
  end of period (000's omitted)                $307,560           $303,258
Preferred Stock, at redemption value
  ($25,000 per share liquidation preference)
  (000's omitted)                              $195,000           $195,000
Ratios to average net assets applicable to
common shareholders of:
  Expenses, net of fee waivers(e)                   .95%               .95%(f)
  Expenses, before fee waivers(e)                  1.36%              1.33%(f)
  Net investment income, before preferred
    stock dividends(e)                             7.88%              6.73%(f)
  Preferred stock dividends                         .89%               .76%(f)
  Net investment income, net of preferred
    stock dividends(c)                             6.99%              5.97%(f)
Portfolio turnover rate                              11%                13%
Asset coverage ratio                                258%               255%


See footnote summary on page 26.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  25


(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b)  Based on average shares outstanding.

(c)  Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)  Annualized.


-------------------------------------------------------------------------------
26  o  Alliance National Municipal Income Fund


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Alliance National Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance National Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 28, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance National Municipal Income Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 28, 2002 (commencement of operations) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2003,
except for Note I,
as to which the date is
December 23, 2003


FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2003 was $20,582,327.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  27


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company NA, (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

 (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

 (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.


-------------------------------------------------------------------------------
28  o  Alliance National Municipal Income Fund


Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance National Municipal Income fund, P.O. Box 43011, Providence, RI 02940-3011

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  29


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Robert B. Davidson III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying
Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1)  Member of the Audit Committee.
(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
30  o  Alliance National Municipal Income Fund


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                        PORTFOLIOS
                                                                          IN FUND               OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                    COMPLEX            DIRECTORSHIPS
ADDRESS                                     OCCUPATION(S)               OVERSEEN BY           HELD BY
(YEARS OF SERVICE)                        DURING PAST 5 YEARS             DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71           Investment adviser and an             113                 None
2 Sound View Drive                     independent consultant. He was
Suite 100                              formerly Senior Manager of Barrett
Greenwich, CT 06830                    Associates, Inc., a registered
(2)                                    investment adviser, with which he
Chairman of the Board                  had been associated since prior to
                                       1998. He was formerly Deputy
                                       Comptroller and Chief Investment
                                       Officer of the State of New York
                                       and, prior thereto, Chief Investment
                                       Officer of the New York Bank for
                                       Savings.

Ruth Block,#+, 73                      Formerly Executive Vice President      96                None
500 SE Mizner Blvd.,                   and Chief Insurance Officer of The
Boca Raton, FL 33432                   Equitable Life Assurance Society
                                       and Chief Executive Officer of
                                       Evlico; Director of Avon, BP (oil
                                       and gas), Ecolab Incorporated
                                       (specialty chemicals), Tandem
                                       Financial Group and Donaldson,
                                       Lufkin & Jenrette Securities
                                       Corporation; former Governor at
                                       Large National Association of
                                       Securities Dealers, Inc.

David H. Dievler,#+, 74                Independent consultant. Until         100               None
P.O. Box 167                           December 1994 he was Senior
Spring Lake, NJ 07762                  Vice President of Alliance Capital
(2)                                    Management Corporation ("ACMC")
                                       responsible for mutual fund
                                       administration. Prior to joining
                                       ACMC in 1984 he was Chief Financial
                                       Officer of Eberstadt Asset Management
                                       since 1968. Prior to that he was a
                                       Senior Manager at Price Waterhouse
                                       & Co. Member of American Institute
                                       of Certified Public Accountants
                                       since 1953.



-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  31


                                                                        PORTFOLIOS
                                                                          IN FUND               OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                    COMPLEX            DIRECTORSHIPS
ADDRESS                                     OCCUPATION(S)               OVERSEEN BY           HELD BY
(YEARS OF SERVICE)                        DURING PAST 5 YEARS             DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+, 61                   Consultant. Formerly President      98                None
P.O. Box 12                             of Save Venice, Inc.
Annandale, NY 12504                     (preservation organization)
(2)                                     a Senior Advisor from June 1999
                                        -June 2000 and President of
                                        Historic Hudson Valley (historic
                                        preservation) from December 1989-
                                        May 1999. Previously, Director
                                        of the National Academy of Design
                                        and during 1988-1992, he was
                                        Director and Chairman of the
                                        Audit Committee of ACMC.

Dr. James M. Hester, #+,79              President of the Harry Frank        11               None
25 Cleveland Lane                       Guggenheim Foundation, with
Princeton, NJ 08540                     which he has been associated
(2 )                                    since prior to 1998. He was
                                        formerly President of New York
                                        University and the New York
                                        Botanical Garden, formerly
                                        Rector of the United Nations
                                        University and Vice Chairman
                                        of the Board of the Federal
                                        Reserve Bank of New York.

Clifford L. Michel,#+, 64               Senior Counsel of the law firm       97            Placer
15 St. Bernard's Road                   of Cahill Gordon & Reindel since                Dome, Inc.
Gladstone, NJ 07934                     February 2001 and a partner of
(2)                                     that firm for more than twenty-
                                        five years prior thereto. He is
                                        President and Chief Executive
                                        Officer of Wenonah Development
                                        Company (investments) and a
                                        Director of Placer Dome, Inc.
                                        (mining).

Donald J. Robinson,#+ 69                Senior Counsel to the law firm of    96             None
98 Hell's Peak Road                     Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                        since prior to 1998. Formerly a
(2)                                     senior partner and a member of
                                        the Executive Committee of that
                                        firm. He was also a member and
                                        Chairman of the Municipal Securities
                                        Rulemaking Board and Trustee of
                                        the Museum of the City of New York.


-------------------------------------------------------------------------------
32  o  Alliance National Municipal Income Fund


Management of the Fund

                                                                        PORTFOLIOS
                                                                          IN FUND               OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                    COMPLEX            DIRECTORSHIPS
ADDRESS                                     OCCUPATION(S)               OVERSEEN BY           HELD BY
(YEARS OF SERVICE)                        DURING PAST 5 YEARS             DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, ++, 46                   Executive Vice President of ACMC      68            None
1345 Avenue of the                      since 2001; prior thereto, Chief
Americas                                Executive Officer of Sanford C.
New York, NY 10105                      Bernstein & Co., LLC and its
(3 months)                              predecessor since prior to 1998.


#   Member of the Audit Committee.
+   Member of the Nominating Committee.
++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  33


Officer Information
Certain information concerning the Fund's Officers is listed below.

      NAME,                                  POSITION(S)                         PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                         HELD WITH FUND                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------

Kathleen A. Corbet, 43                  Senior Vice President         Executive Vice President of Alliance
                                                                      Capital Management Corporation
                                                                     ("ACMC"),** with which she has been
                                                                      associated since prior to 1998.

Robert B. Davidson, III, 42             Senior Vice President         Senior Vice President of ACMC,** with
                                                                      which he has been associated since prior
                                                                      to 1998.

David M. Dowden, 38                     Vice President                Senior Vice President of ACMC,** with
                                                                      which he has been associated since prior
                                                                      to 1998.

Terrance T. Hults, 37                   Vice President                Vice President of ACMC,** with which he
                                                                      has been associated since prior to 1998.

Mark R. Manley, 41                      Secretary                     Senior Vice President and Acting General
                                                                      Counsel of ACMC,** with which he has been
                                                                      associated since prior to 1998.

Mark D. Gersten, 53                     Treasurer and Chief           Senior Vice President of AGIS,** and
                                        Financial Officer             a Vice President of AllianceBernstein
                                                                      Investment Research and Management, Inc.
                                                                      ("ABIRM"),** with which he has been
                                                                      associated since prior to 1998.

Thomas R. Manley, 52                    Controller                    Vice President of ACMC,** with which he
                                                                      has been associated since prior to 1998.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**  ACMC, AGIS and ABIRM are affiliates of the Fund.

-------------------------------------------------------------------------------
34  o  Alliance National Municipal Income Fund


ALLIANCEBERNSTEIN FAMILY OF FUNDS


Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series

U.S. Large Cap Portfolio

Growth Funds

Domestic
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic
Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II



We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+   Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
Alliance National Municipal Income Fund  o  35


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
36  o  Alliance National Municipal Income Fund


ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

NMIAR1003



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                      July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.   DESCRIPTION OF EXHIBIT

     10 (a) (1)    Code of ethics that is subject to the disclosure of Item 2 hereof

     10 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   December 30, 2003